UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.               )

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FMI Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FMI FUNDS, INC.
FMI FOCUS FUND
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

October 11, 2013

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the FMI Focus Fund (sometimes referred to as the “Fund”) to be held at 10:00 a.m. (Central Time), Monday, November 25, 2013, at the offices of FMI Funds, Inc. (the “Corporation”) located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  At this meeting, shareholders of the FMI Focus Fund are being asked to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Focus Fund to the Broadview Opportunity Fund (the “New Fund”), a newly formed series of Broadview Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Focus Fund to its shareholders in complete liquidation of the FMI Focus Fund.

Fiduciary Management, Inc., the adviser to the FMI Focus Fund, notified the Board of Directors of the Corporation (the “Board”) that it wished to resign as the investment adviser to the FMI Focus Fund and that the FMI Focus Fund’s sub-adviser, Broadview Advisors, LLC, wished to become the successor investment adviser.  In connection with this proposed change in investment adviser, Fiduciary Management and Broadview Advisors executed an Asset Purchase Agreement pursuant to which Broadview Advisors agreed to acquire the assets related to the management of the FMI Focus Fund.

The Board has unanimously approved the proposed reorganization and recommends that FMI Focus Fund shareholders vote in favor of the proposed reorganization.

The question and answer section of the accompanying Proxy Statement briefly discusses the proposal, while the Proxy Statement itself provides greater detail about the proposal.  Please review and consider the matters carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the FMI Funds and for your continuing support.

Sincerely,

Ted D. Kellner
President

FMI FUNDS, INC.
FMI FOCUS FUND

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS

A special meeting of shareholders of the FMI Focus Fund (sometimes referred to as the “Fund”), a series of FMI Funds, Inc., a Maryland corporation (the “Corporation”), will be held on Monday, November 25, 2013, at 10:00 a.m. (Central Time) at the offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournment or postponement thereof:

A proposal to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Focus Fund to the Broadview Opportunity Fund (the “New Fund”), a newly formed series of Broadview Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the FMI Focus Fund to its shareholders in complete liquidation of the FMI Focus Fund.

The Board recommends that shareholders of the FMI Focus Fund vote FOR the Agreement and Plan of Reorganization.

Only shareholders of record at the close of business on October 2, 2013, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on November 25, 2013:

The Proxy Statement and a copy of the Funds’ most recent annual and semi-annual reports to shareholders are available online at the following address:

www.fiduciarymgt.com/fmifunds/2013proxy/specialmeeting.

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Your Vote is Important.
Please return your proxy card promptly or vote by toll-free telephone or via the internet in accordance with the instructions on the enclosed proxy card.

We urge you to submit your proxy as soon as possible.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.

By Order of the Board of Directors,

John S. Brandser
Secretary

Milwaukee, Wisconsin
October 11, 2013

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Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.
Shareholders of the FMI Focus Fund are being asked to approve a proposed reorganization (the “Reorganization”) of the FMI Focus Fund into the Broadview Opportunity Fund (the “New Fund”), subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Annex A and incorporated herein by reference.

The Reorganization arises from the recent execution of an Asset Purchase Agreement between Fiduciary Management, Inc., a Wisconsin corporation (“Fiduciary Management”), and Broadview Advisors, LLC, a Wisconsin limited liability company (“Broadview”).  Fiduciary Management and Broadview executed the Asset Purchase Agreement because Fiduciary Management desires to resign as the investment adviser to the FMI Focus Fund, and Broadview, the current sub-adviser to the FMI Focus Fund, wishes to become the successor investment adviser.  In connection with this proposed change in investment adviser for the FMI Focus Fund, Fiduciary Management and Broadview Advisors executed the Asset Purchase Agreement pursuant to which Broadview Advisors agreed to acquire the assets related to the management of the FMI Focus Fund from Fiduciary Management.

Q.	How does the Reorganization affect the FMI Focus Fund?

A.
Pursuant to the Reorganization, the FMI Focus Fund will transfer all of its assets and liabilities to the New Fund, a newly formed series of Broadview Funds Trust, in exchange for shares of the New Fund, and the FMI Focus Fund will distribute the shares of the New Fund that it receives pro rata to its shareholders in complete liquidation of the FMI Focus Fund.  The other two series of FMI Funds, Inc. will continue without change.

Q.	Will the fees of the New Fund be the same as the FMI Focus Fund?

A.
The advisory fee that the New Fund and the FMI Focus Fund pay is the same, 1.00%.  However, the fees that the New Fund pays to its other service providers differ from the fees that the FMI Focus Fund pays to its service providers.  See “Comparison of Current Fees and Expenses” in the Proxy Statement.  It is anticipated that the expenses for the New Fund will be lower following the proposed Reorganization.

Q.	How does the New Fund compare to the FMI Focus Fund?

A.
The New Fund has the same investment objective and substantially the same investment strategies as the FMI Focus Fund.  In addition, the day-to-day management of the New Fund’s investment portfolio will be the same as the day-to-day management of the FMI Focus Fund because the current portfolio managers of the FMI Focus Fund will continue as portfolio managers of the New Fund.

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Q.	What will happen if shareholders do not approve the Reorganization?

A.
If the Reorganization and the Reorganization Plan are not approved by shareholders, the Board of Directors of the Corporation (the “Board”) will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support for the proposal.  If after additional proxy solicitation, the proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.

Q.	How does the Board recommend that I vote?

A.
After careful consideration, the Board, the majority of whom are not “interested persons” of FMI Funds, Inc. as defined in the Investment Company Act of 1940, recommends that you vote FOR the Reorganization and the Reorganization Plan.

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	No. Fiduciary Management and Broadview have agreed to equally share these costs.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•By mail, using the enclosed proxy card and return envelope;

•By telephone, using the toll-free number on your proxy card;

•Through the Internet, using the website address on your proxy card; or

•In person at the shareholder meeting.

If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian will send you a full meeting package including a voting instruction form to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  You may not vote in person at the shareholder meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Fiduciary Management, Inc. at (414) 226-4545.

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FMI FUNDS, INC.
FMI FOCUS FUND
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
November 25, 2013

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Funds, Inc. (the “Corporation”) with respect to the FMI Focus Fund (sometimes referred to as the “Fund” or the “Focus Fund”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Monday, November 25, 2013, at 10:00 a.m. (Central Time) and at any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”).  It is expected that the Notice, this Proxy Statement and the Proxy Card will be mailed to shareholders on or about October 15, 2013.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Fund as of the close of business on October 2, 2013 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments or postponements thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

APPROVAL OF REORGANIZATION OF FMI FOCUS FUND

Summary.  Shareholders of the Focus Fund are being asked to approve a proposed reorganization (the “Reorganization”) of the Focus Fund into the Broadview Opportunity Fund (the “New Fund”), a newly formed series of Broadview Funds Trust, subject to the terms and conditions of the Agreement and Plan of Reorganization (the “Reorganization Plan”).  A copy of the Reorganization Plan is attached hereto as Annex A and incorporated herein by reference.  On September 27, 2013, the Board of Directors of FMI Funds, Inc. (the “Board”) unanimously voted to approve the Reorganization and the Reorganization Plan, subject to approval by the shareholders of the Focus Fund.

Fiduciary Management, Inc., a Wisconsin corporation and the adviser to the Focus Fund (“Fiduciary Management”), notified the Board that it wished to resign as the investment adviser to the Focus Fund and that the Focus Fund’s sub-adviser, Broadview Advisors, LLC, a Wisconsin limited liability company (“Broadview”), wished to become the successor investment adviser.  Fiduciary Management intends to concentrate its resources on the three other mutual funds that it advises, that are not sub-advised.  In connection with this proposed change in investment adviser for the Focus Fund, Fiduciary Management and Broadview executed an Asset Purchase Agreement (the “Agreement”) pursuant to which Broadview agreed to acquire the assets related to the management of the Focus Fund from Fiduciary Management.  The Agreement provides, among other things, for the parties to support a reorganization of the Focus Fund into the New Fund.

Pursuant to the Reorganization, all of the assets of the Focus Fund will be transferred to the New Fund, and the New Fund would assume all liabilities of the Focus Fund in exchange for full and fractional shares of the New Fund (the “New Fund Shares”).  The New Fund Shares will be distributed to the shareholders of the Focus Fund in liquidation and termination of the Focus Fund.  Broadview is currently acting as sub-adviser to the Focus Fund, and after the closing, Broadview would serve as the investment adviser to the New Fund.  The New Fund would commence operations upon the completion of the Reorganization.

The investment objective, principal investment strategies, and day-to-day portfolio management of the New Fund will be substantially the same as the Focus Fund.

The expected benefits of the Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•
The continuity of asset management through the appointment of Broadview as investment adviser to the New Fund, resulting in the investment advisory personnel at Broadview responsible for serving the Focus Fund, including the portfolio managers, also serving the New Fund;

•	The comparable expense and fee structures of the New Fund; and

•	The expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the Board’s considerations, see the section titled “Board Consideration of the Reorganization.”

How Will The Reorganization Work?  Subject to the terms and conditions of the Reorganization Plan, the Reorganization will involve three steps:

•	the transfer of all the assets and liabilities of the Focus Fund to the New Fund in exchange for the New Fund Shares, having equivalent value to the net assets transferred;

•	the pro rata distribution of the New Fund Shares to the shareholders of record of the Focus Fund as of the effective date of the Reorganization in full redemption of all shares of the Focus Fund; and

•	the complete liquidation and termination of the Focus Fund.

As a result of the Reorganization, shareholders of the Focus Fund will hold the New Fund Shares.  The total value of the New Fund Shares that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Focus Fund (the “Focus Fund Shares”) held by the shareholder immediately before the Reorganization.  If approved by the shareholders of the Focus Fund, the Reorganization is expected to occur on or about November 29, 2013.

Are There any Significant Differences in the Management Structure of the Focus Fund and the New Fund?  Yes.  Fiduciary Management currently serves as the investment adviser to the Focus Fund, and Broadview serves as the sub-adviser to the Focus Fund.  Following the Reorganization, Broadview will serve as the investment adviser to the New Fund, without the use of a sub-adviser.

Is Additional Information About the Focus Fund Available?  Yes, the following additional information about the Focus Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Report to Shareholders of the Focus Fund for the period ended March 31, 2013 and Annual Report to Shareholders of the Focus Fund for the fiscal year ended September 30, 2012, including the audited financial statements therein; and

•	Prospectus (as supplemented to date), Summary Prospectus and Statement of Additional Information, or SAI, for the Focus Fund, each dated January 31, 2013.

You may obtain a free copy of these documents, request other information or make general inquiries about the Focus Fund by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	(202) 551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002

By Email:	publicinfo@sec.gov

Is Additional Information About the New Fund Available?  A prospectus for the New Fund accompanies this Proxy Statement.  The information in this prospectus is not complete and may be changed.  The New Fund may not sell its securities until its registration statement filed with the SEC is effective.  The prospectus is not an offer to sell the New Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

What is the Effect of Voting “FOR” the Reorganization?  By voting “FOR” the Reorganization and the Reorganization Plan, Focus Fund shareholders will be agreeing to become a shareholder of the New Fund.  As a result, you are agreeing to all of the features of the New Fund.

Comparison of Current Fees and Expenses. The following table describes the fees and expenses associated with holding the Focus Fund Shares and the New Fund Shares.  In particular, the tables compare the fee and expense information for the Focus Fund Shares as of the most recently completed fiscal year ended September 30, 2013, and the pro forma fees and expenses of the New Fund Shares following the Reorganization.  Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense ratios project anticipated asset and expense levels, but actual ratios may be greater or less than those shown.

	Focus Fund	New Fund (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions
Redemption Fee(1)	None	None
Exchange Fee	None	None
Annual Fund Operating Expense (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.26%	0.12%(2)
Total Annual Fund Operating Expenses	1.26%	1.12%

(1)	The Focus Fund’s transfer agent charges a fee of $15 for each wire redemption. The New Fund’s transfer agent does not charge a fee for wire redemptions.
(2)
The expense information in the table reflects current fees pursuant to contracts entered into with the new service providers to the New Fund for administrative, fund accounting, custodial, distribution and transfer agency services.

This Example is intended to help you compare the cost of investing in the Focus Fund and the New Fund, on a pro forma basis, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Focus Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the New Fund’s and the Focus Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focus Fund	$128	$400	$692	$1,523
New Fund (Pro Forma)	$114	$356	$617	$1,362

Comparison of Investment Objective and Investment Strategies.  The investment objective, principal investment strategies, and day-to-day portfolio management of the New Fund will be substantially the same as the Focus Fund.

Specifically, each Fund may invest in stocks of companies of all sizes, but primarily invest in small- to medium-capitalization (namely, less than $5 billion market capitalization) United States companies that have substantial capital appreciation potential.  Many of these companies have little or no following by the major stock brokerage firms.  Each Fund looks for stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects.

The New Fund will, however, have slightly different fundamental and non-fundamental investment restrictions.  For more information regarding the investment restrictions of the Focus Fund and the New Fund, please see the section titled “Comparison of Investment Restrictions.”  Despite these differences, Fiduciary Management and Broadview do not believe that there will be any material differences between the current investment strategies of the Focus Fund and the investment strategies that the New Fund will pursue.

The following discussion describes the principal risks that may affect the New Fund.  These principal risks are equally applicable to the Focus Fund.  You will find additional descriptions of specific risks for the New Fund in the prospectus accompanying this Proxy Statement. The risks below could affect the value of your investment, and because of these risks the New Fund is a suitable investment only for those investors who have long-term investment goals and a high tolerance for risk:

•
Management Risk:  The strategies employed by the adviser in selecting investments for the New Fund may not result in an increase in the value of your investment or in overall performance equal to other investment vehicles having similar investment strategies.

•
Stock Market Risk:  The prices of the securities in which the New Fund invests may decline for a number of reasons.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.  Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the New Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk:  The New Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the New Fund holds may not reach what the portfolio managers believe are their full values.  From time to time “value” investing falls out of favor with investors.  During these periods, the New Fund’s relative performance may suffer.

Comparison of Investment Restrictions.  The Focus Fund and the New Fund have the investment restrictions identified below.  While the New Fund is not yet effective, and the New Fund’s investment restrictions remain subject to the approval of the Broadview Funds Trust’s Board of Trustees, we expect no material changes to be made to such investment restrictions.  If there are any material changes, we will promptly notify shareholders in advance of the special meeting.  Some of the investment restrictions are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of:  (i) 67% of shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares.  The investment restrictions that are not fundamental policies may be changed by the Corporation’s Board of Directors without shareholder approval or by the Broadview Funds Trust’s Board of Trustees without shareholder approval.

Fundamental Investment Restrictions.  A comparison of the Funds’ fundamental investment restrictions is provided below.  The fundamental investment restrictions are substantially the same except that the New Fund, in contrast to the Focus Fund, may lend its portfolio securities, purchase securities of companies that invest or deal in real estate, purchase securities that are secured by real estate, purchase securities that are secured by commodities, and engage in transactions in futures contracts and options on futures contracts.  The New Fund’s principal investment strategies do not currently contemplate investments in such securities, and the New Fund does not currently anticipate proposing any changes to such investment strategies to allow such investments.  Therefore, the flexibility provided by the New Fund’s broader fundamental investment restrictions is not expected to have a material effect on the New Fund.  Risks related to these additional investment strategies are provided below.

Focus Fund	New Fund
The Focus Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Focus Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

The New Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the New Fund may (i) borrow money to the extent set forth in investment restriction no. 3; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

The Focus Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940.	The New Fund may sell securities short and write put and call options to the extent permitted by the Investment Company Act of 1940.

Focus Fund	New Fund
The Focus Fund may borrow money or issue senior securities to the extent permitted by the Investment Company Act of 1940.	The New Fund may borrow money or issue senior securities to the extent permitted by the Investment Company Act of 1940.
The Focus Fund may pledge or hypothecate its assets to secure its borrowings.	The New Fund may pledge or hypothecate its assets to secure its borrowings.
The Focus Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.
The New Fund will not make loans of money (except for the lending of the New Fund’s portfolio securities and purchases of debt securities consistent with the Fund’s investment policies).
The Focus Fund will not make investments for the purpose of exercising control or management of any company.	The New Fund will not make investments for the purpose of exercising control or management of any company.
The Focus Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Focus Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Focus Fund’s assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Focus Fund’s total assets may be invested without regard to these limitations.

The New Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the New Fund would hold more than 10% of the voting securities of such issuer or more than 5% of the New Fund’s total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the New Fund’s total assets may be invested without regard to these limitations.

The Focus Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

The New Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

Focus Fund	New Fund
The Focus Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of its investment adviser.

The New Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Trust or an officer, director or other affiliated person of its investment adviser.

The Focus Fund will not act as an underwriter or distributor of securities other than shares of the Focus Fund (except to the extent that the Focus Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

The New Fund will not act as an underwriter or distributor of securities other than shares of the New Fund (except to the extent that the New Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

The Focus Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.	The New Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.
The Focus Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.
The New Fund will not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the New Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).

The Focus Fund will not purchase or sell commodities or commodity contracts, except that the Focus Fund may enter into futures contracts and options on futures contracts.
The New Fund will not purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the New Fund from engaging in transactions involving futures contracts and options thereon or other investments that are secured by commodities.  (The New Fund will only invest in such securities to the extent such investments are consistent with its investment objective.)

As noted above, the New Fund, in contrast to the Focus Fund, may lend its portfolio securities, purchase securities of companies that invest or deal in real estate, purchase securities that are secured by real estate, purchase securities that are secured by commodities, and engage in transactions in futures contracts and options on futures contracts.  Risks related to these additional investment strategies are as follows:

Securities Lending

The New Fund may lend its securities.  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.

The New Fund’s principal investment strategies do not currently contemplate securities lending, and the New Fund does not currently anticipate proposing any changes to such principal investment strategies to use lending as an investment technique.  Therefore, the New Fund’s broader fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to engage in lending in the future, to the extent the Board of Trustees determined such actions could assist the New Fund in achieving its investment objectives and are consistent with the best interests of the New Fund and its shareholders.

Real Estate

The New Fund may purchase securities of companies that invest or deal in real estate, and may purchase securities that are secured by real estate.  If the New Fund invests in such securities it may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

The New Fund’s principal investment strategies do not currently contemplate investing in securities of companies that invest or deal in real estate, or in securities that are secured by real estate, and the New Fund does not currently anticipate proposing any changes to such principal investment strategies to invest in such securities.  Therefore, the New Fund’s broader fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to invest in securities of companies that invest or deal in real estate, or in securities that are secured by real estate, in the future, to the extent the Board of Trustees determined such actions could assist the New Fund in achieving its investment objectives and are consistent with the best interests of the New Fund and its shareholders.

Commodities

If the New Fund were to invest in a commodity or a commodity related instrument, it would be subject to the additional risks of the particular commodity and its related market.  The value of commodities and commodity-related instruments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors.  The New Fund’s prospectus would be amended to disclose these risks prior to investing a material portion of the New Fund’s portfolio in commodities.  These risks include the risk that the market for some commodities may be illiquid.  Certain commodities markets may impose limits on the fluctuations permitted in contract prices during a single trading day, thereby preventing the prompt liquidation of commodities positions and potentially subjecting the New Fund to substantial losses.  Commodities positions may incur losses due to unanticipated market movements which are potentially unlimited.  A small investment in a commodity could have a potentially large negative impact on the New Fund’s performance.  Finally, there may be times when commodity contracts are difficult to value.

The New Fund’s principal investment strategies do not currently contemplate investments in commodities or contracts related to commodities, and the New Fund does not currently anticipate proposing any changes to such principal investment strategies to allow such investments.  Therefore, the New Fund’s broader fundamental investment restriction is not expected to have a material effect on the New Fund, but would provide the New Fund with flexibility to invest in commodities and contracts related to commodities as a non-principal investment strategy to the extent such investments could assist the New Fund in achieving its investment objectives and are consistent with the best interests of the New Fund and its shareholders.

Non-Fundamental Investment Restrictions.  The Focus Fund and the New Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval or by the Broadview Funds Trust’s Board of Trustees without shareholder approval.  There are no material differences between the Funds’ non-fundamental investment restrictions.  A comparison of the non-fundamental investment restrictions follows:

Focus Fund	New Fund
The Focus Fund will not invest more than 15% of the value of its net assets in illiquid securities.	The New Fund will not invest more than 15% of the value of its net assets in illiquid securities.
The Focus Fund’s investments in warrants will be limited to 5% of the Focus Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the Focus Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange, now known as NYSE Amex Equities.

The New Fund’s investments in warrants will be limited to 5% of the New Fund’s net assets.  Included within such 5%, but not to exceed 2% of the value of the New Fund’s net assets, may be warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange, now known as NYSE MKT LLC.

Focus Fund	New Fund
The Focus Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Focus Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Focus Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Focus Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Focus Fund’s net assets would be invested in shares of registered investment companies; provided, however, that the Focus Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the Investment Company Act of 1940, including the requirement that the Focus Fund not pay any sales charge or service fee in connection with such investment.

The New Fund does not have an express non-fundamental investment restriction on investing in other investment companies and may invest in securities of other investment companies as a non-principal investment strategy.  However, the New Fund is, by operation of law, generally subject to the same investment limitations as the Focus Fund with regard to investments in open-end investment companies.

Comparison of Investment Advisers, Advisory Fees and Service Providers.  The following is a brief comparison of the investment advisers, fees and service providers of the Focus Fund and the New Fund:

	Focus Fund	New Fund
Investment Adviser	Fiduciary Management	Broadview
	100 East Wisconsin Avenue	330 East Kilbourn Avenue
	Suite 2200	Suite 1475
	Milwaukee, Wisconsin 53202	Milwaukee, Wisconsin 53202

	Focus Fund	New Fund
Investment Advisory Fees	Pursuant to its Investment Advisory	Pursuant to its Investment Advisory
	Agreement, Fiduciary Management	Agreement, Broadview is entitled to
	is entitled to receive a fee at an	receive a fee at an annual rate of
	annual rate of 1.00% of the average	1.00% of the average daily net assets
	daily net assets of the Focus Fund.	of the New Fund. Broadview may
	Fiduciary Management may	periodically waive all or a portion of
	periodically waive all or a portion	its advisory fee with respect to the
	of its advisory fee with respect to	Fund.
the Fund. For the past fiscal year
ended September 30, 2012, the
Focus Fund paid advisory fees,
after waiver or reimbursement,
at the rate of 1.00%.
Sub-Adviser	Broadview	The New Fund does not have a
	330 East Kilbourn Avenue	sub-adviser.
Suite 1475
Milwaukee, Wisconsin 53202
Sub-Adviser Fee	Fiduciary Management, not the	There is not sub-advisory fee as the
	Focus Fund, is responsible for	New Fund does not have a
	paying the fee of Broadview.	sub-adviser.
Fiduciary Management pays
Broadview a fee equal to 0.85%
of the first $500 million of the
average daily net assets of the
Focus Fund, and 0.80% of the
Focus Fund’s average daily net
assets in excess of $500 million.
Portfolio Managers	The investment portfolio of the	The investment portfolio of the New
	Focus Fund is managed by	Fund will be managed by Broadview.
	Broadview. All investment decisions	All investment decisions will be
	are made by a team of investment	made by a team of investment
	professionals representing	professionals representing
	Broadview, any of whom may make	Broadview, any of whom may make
	recommendations subject to the final	recommendations subject to final
	approval of Richard E. Lane.	approval of Richard E. Lane.
	Mr. Lane has served as a portfolio	Mr. Lane has served as a portfolio
	manager to the Focus Fund since	manager to the Focus Fund since
	October 1, 1997, and currently serves	October 1, 1997, and currently serves
	as the President of Broadview. The	as the President of Broadview. The
	other members of the investment	New Fund’s other portfolio managers
	team are Aaron J. Garcia, who has	are Aaron J. Garcia, who has been
	been with Broadview since 2003 and	with Broadview since 2003 and is
	is currently a senior security analyst;	currently a portfolio manager;
	Faraz Farzam, who has been with	Faraz Farzam, who has been with
	Broadview since 2001 and is	Broadview since 2001 and is
	currently a senior security analyst;	currently a portfolio manager; and
	and Richard J. Whiting, who has	Richard J. Whiting, who has been
	been with Broadview since 2001 and	with Broadview since 2001 and
	currently serves as the Manager of	currently serves as the Manager of
	the Broadview’s Trading Department	the Broadview’s Trading Department
	and a security analyst.	and a portfolio manager.

	Focus Fund	New Fund
Distributor	Rafferty Capital Markets, LLC	ALPS Distributors, Inc.
	1010 Franklin Avenue	1290 Broadway
	Garden City, New York 11530	Suite 1100
Denver, Colorado 80203
Administrator and	U.S. Bancorp Fund Services, LLC	ALPS Fund Services, Inc.
Transfer Agent	P.O. Box 701	1290 Broadway
	Milwaukee, WI 53201	Suite 1100
Denver, Colorado 80203
Custodian	U.S. Bank, N.A.	Union Bank, N.A.
	1555 North RiverCenter Drive	350 California Street
	Suite 302	6th Floor
	Milwaukee, Wisconsin 53212	San Francisco, CA 94104

Comparison of Business Structures.  Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow.

The Corporation is a Maryland corporation, and Broadview Funds Trust is organized as a Delaware statutory trust. Each is governed by its respective organizational documents, as well as applicable state and federal law.

Terms of the Reorganization.  At the effective time of the Reorganization and pursuant to the terms and conditions of the Reorganization Plan, the New Fund will acquire all of the assets and liabilities of the Focus Fund.  The New Fund will issue the number of full and fractional New Fund Shares determined by dividing the net value of all the assets of the Focus Fund by the net asset value of one share of the New Fund.  The Reorganization Plan provides the time for and method of determining the net value of the Focus Fund’s assets and the net asset value of a share of the New Fund.  To determine the valuation of the assets transferred by the Focus Fund and the number of New Fund Shares to be transferred, the parties will use the standard valuation methods used by the Focus Fund and the New Fund in determining daily net asset values.  There are no differences between the valuation procedures of the Focus Fund and the New Fund.  (While the New Fund is not yet effective, and the New Fund’s valuation policies remain subject to the approval of the Broadview Funds Trust’s Board of Trustees, we expect no material changes to be made to such valuation policies.  If there are any material changes, we will promptly notify shareholders in advance of the special meeting.)  The valuation will be calculated immediately prior to the closing of the Reorganization, which, if approved by shareholders of the Focus Fund, is expected to occur on or about November 29, 2013, and will be calculated at the time of day the Focus Fund and the New Fund ordinarily calculate their net asset values.

The Focus Fund will distribute the New Fund Shares it receives in the Reorganization to its shareholders.  Shareholders of record of the Focus Fund will be credited with New Fund Shares having an aggregate value equal to Focus Fund Shares that the shareholders hold of record at the effective time of the Reorganization.  At that time, the Focus Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Reorganization Plan may be terminated by resolution of the Board or the Broadview Funds Trust’s Board of Trustees under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan.  An important condition to closing is that the New Fund receives a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes.  As such, the Reorganization will not be taxable for such purposes to the Focus Fund, the New Fund or the Focus Fund’s shareholders.  Lastly, the closing is conditioned upon both the Focus Fund and the New Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the New Fund.

The foregoing brief summary of the Reorganization Plan is qualified in its entirety by the terms and provisions of the Reorganization Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Board Consideration of the Reorganization.  Fiduciary Management notified the Board that it wished to resign as the investment adviser to the Focus Fund and that the Focus Fund’s sub-adviser, Broadview wished to become the successor investment adviser.  Fiduciary Management intends to concentrate its resources on the three other mutual funds that it advises, that are not sub-advised.  In connection with this proposed change in investment adviser for the Focus Fund, Fiduciary Management and Broadview executed the Agreement pursuant to which Broadview agreed to acquire the assets related to the management of the Focus Fund from Fiduciary Management.

In considering the proposed Reorganization, the Board considered the following items:

Investment Objective and Strategies

The New Fund has the same investment objective and substantially the same principal investment strategies as the Focus Fund.

Expected Tax-Free Nature of the Reorganization

The Board considered the expected tax-free nature of the Reorganization.  If you were to redeem your investment in the Focus Fund and invest the proceeds in another fund or other investment product, you generally would recognize a gain or loss for U.S. federal income tax purposes upon the redemption of the shares.  By contrast, upon completion of the Reorganization, it is intended that: (1) you will not recognize a taxable gain or loss for U.S. federal income tax purposes upon your receipt of New Fund Shares; (2) you will have the same tax basis in your New Fund shares as you had in your Focus Fund shares for U.S. federal income tax purposes; and (3) assuming that you hold your Focus Fund shares as a capital asset, you will have the same holding period for your New Fund shares as you had for your Focus Fund shares.  As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time.  At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

Expenses of the Reorganization and Fund Expenses

The Board took into consideration the agreement between Fiduciary Management and Broadview to bear all of the expenses incurred by the Focus Fund and the New Fund that are related to the Reorganization, so that the shareholders of the Focus Fund and the New Fund will not bear these costs.   The Board also took into consideration that the Reorganization may benefit shareholders by potentially resulting in a lower expense ratio for the New Fund.

Performance

As part of the Reorganization, the Focus Fund will be reorganized into the New Fund, which was created specifically to receive the assets and assume the liabilities of the Focus Fund.  The New Fund will be the accounting survivor of the Reorganization, and the New Fund is expected to assume the performance history of the Focus Fund at the closing of the Reorganization. The average annual total returns of the Focus Fund are presented in the Focus Fund’s prospectus.  Please remember that past performance is no guarantee of future results.

Section 15(f)

The Board was advised that Fiduciary Management intends to rely on Section 15(f) of the Investment Company Act of 1940, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as such term is defined in the Investment Company Act of 1940), to receive any amount or benefit in connection with a change in the investment adviser so long as two conditions are met.

First, for a period of three years after the closing of the Reorganization, at least 75% of the Broadview Trustees must be persons who are not “interested persons” of Fiduciary Management or Broadview.  Fiduciary Management and Broadview have indicated that they intend to take the necessary actions to comply with this 75% requirement with respect to the Trustees of the Broadview Funds Trust for the three-year period following the closing of the Reorganization.

The second condition of Section 15(f) is that, for a period of two years following the Reorganization, there must not be imposed on the New Fund any “unfair burden” as a result of the Reorganization or any express or implied terms, conditions or understandings related to it.  An “unfair burden” would include any arrangement whereby Fiduciary Management or Broadview (as applicable), or any of their interested persons, would receive or be entitled to receive any compensation, directly or indirectly, from any person in connection with the Reorganization (other than fees for bona fide investment advisory or other services).  In this regard, the Directors were informed that Fiduciary Management and Broadview have indicated that they intend to take the necessary actions to comply with this requirement of Section 15(f) and that, as a result, no special compensation arrangements are contemplated in connection with the Reorganization.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a New Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local or foreign tax consequences of the Reorganization.  Your tax treatment may vary from the discussion below depending upon your particular situation.  In particular, this summary does not discuss all of the tax consequences that may be relevant to a shareholder who is subject to special rules, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of New Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold New Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Focus Fund nor the New Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Focus Fund and the New Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Focus Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, and the Focus Fund and the New Fund will each be a “party to a reorganization” under Section 368(b) of the Code.  Provided that the Reorganization so qualifies and the Focus Fund and the New Fund are so treated, for U.S. federal income tax purposes, generally:

•	Neither the New Fund nor the Focus Fund will recognize any gain or loss as a result of the Reorganization.

•
A Focus Fund shareholder will not recognize any gain or loss as a result of the receipt of the New Fund Shares solely in exchange for such shareholder’s Focus Fund shares pursuant to the Reorganization.

•
A Focus Fund shareholder’s aggregate tax basis in the New Fund Shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Focus Fund shares held immediately before the Reorganization.

•
A Focus Fund shareholder’s holding period for the New Fund Shares received pursuant to the Reorganization will include the period during which the shareholder held Focus Fund shares, provided that such shareholder held Focus Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Focus Fund and New Fund, including representations in certificates to be delivered by the respective management of each of the Focus Fund and the New Fund.  Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

The Focus Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes timely distributions of its taxable income and gains to its shareholders and meets all other requirements imposed on regulated investment companies under Subchapter M of the Code.  A shareholder must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization.  All external fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses that are incurred to complete the Reorganization will be borne equally by Fiduciary Management and Broadview.  As there are no expected adjustments to the Focus Fund’s investment portfolio to facilitate the Reorganization, it is not expected that the Focus Fund will incur any brokerage expenses in connection with the Reorganization.

The Board believes that the proposal is in the best interests of Focus Fund shareholders, and the Board recommends that Focus Fund shareholders vote in favor of the proposal to approve the Reorganization and Plan of Reorganization.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposal as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, 20,883,065.4820 shares of the Focus Fund were issued and outstanding and entitled to vote at the special meeting; 395,899,561.2570 shares of the FMI Large Cap Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of the Focus Fund’s outstanding shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Focus Fund’s outstanding shares.

	Percent of	Nature of
Name and Address	Focus Fund	Ownership

First Clearing LLC(1)	35.49%	Record
Special Custody Account
for the Exclusive Benefit
of its Customers
2801 Market Street
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	25.21%	Record
Reinvest Account
Attn. Mutual Funds
211 Main Street
San Francisco, CA 94105-1905
National Financial Services LLC

FBO The Exclusive Benefit
of its Customers	8.31%	Record
499 Washington Boulevard Floor 5
Jersey City, NJ 07310-2010

(1)
First Clearing, LLC provides brokerage-clearance services to Wells Fargo Advisors.  The shares are held for the benefit of underlying accounts for which Wells Fargo Advisors may have voting or investment power.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-581-3783; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  A majority of the Focus Fund’s shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at the shareholder meeting.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposals in favor of adjournment and will vote all proxies required to be voted AGAINST the proposals against adjournment.

Required Vote.  In order for the Reorganization Plan to be approved, it must be approved by the holders of a “majority of the outstanding voting securities” of the Focus Fund.  The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940 and as used in this Proxy Statement, means:  the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Focus Fund present at the meeting or represented by proxy if more than 50% of the outstanding voting securities of the Focus Fund are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Focus Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

If sufficient votes are not obtained to approve the proposal, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposal.  If, after additional proxy solicitation, the proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.  For purposes of voting on a proposal to adjourn the meeting, abstentions and broker non-votes will have no effect on the vote.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Focus Fund, Fiduciary Management or Broadview, who will not be paid for these services.  In addition, proxy solicitation may be conducted by AST Solutions, which will be paid approximately $60,000 and will be reimbursed for its related expenses.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

Fiduciary Management and Broadview will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies.  Fiduciary Management and Broadview will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The Fund estimates that the total expenditures relating to the solicitation of proxies will be approximately $180,000.

No Appraisal Rights.  A shareholder of the Focus Fund who objects to the Reorganization will not be entitled to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem shares of the New Fund that they receive in the Reorganization at their then-current net asset value.  Shareholders of the Focus Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

Additional Information.  The following additional information about the Focus Fund has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Reports to Shareholders of the Focus Fund for the period ended March 31, 2013 and Annual Reports to Shareholders of the Focus Fund for the fiscal year ended September 30, 2012, including the audited financial statements therein; and

•	Prospectus (as supplemented to date), Summary Prospectus and SAI for the Focus Fund, each dated January 31, 2013.

You may obtain a free copy of these documents, request other information or make general inquiries about the Focus Fund by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Funds, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.
By Phone:	(202) 551-8090
By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002
By Email:	publicinfo@sec.gov

Householding.  The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Focus Fund and their shareholders.  If you participate in householding and unless the Focus Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address.  If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-811-5311 or write to us at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.  Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Focus Fund’s most recent annual and semi-annual reports are available without charge upon request to the Focus Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202, on the Focus Fund’s website at www.fmifunds.com, or by calling USBFS, toll-free, at 1-800-811-5311.

FUTURE MEETINGS; AND SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the Investment Company Act of 1940 or the Corporation’s articles of incorporation and bylaws.  By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

John S. Brandser
Secretary

Milwaukee, Wisconsin
October 11, 2013

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [__] day of [_________], 2013, by and between FMI Funds, Inc., a Maryland corporation (“FMI”), on behalf of the FMI Focus Fund (the “Fund”), and Broadview Funds Trust, a Delaware statutory trust (“Newco”), on behalf of Broadview Opportunity Fund (the “New Fund”). Shareholders of the Fund are referred to herein as “Investors.”

Fiduciary Management, Inc., a Wisconsin corporation (“Seller”), joins this Agreement solely for purposes of paragraph 9.  Seller represents and warrants that the execution, delivery and performance of this Agreement by Seller will have been duly authorized prior to the Closing Date (as defined below) by all necessary action on the part of Seller, and this Agreement will constitute a valid and binding obligation of Seller enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.  Broadview Advisors, LLC, a Wisconsin limited liability company (“Buyer”), joins this Agreement solely for purposes of paragraph 9.  Buyer represents and warrants that the execution, delivery and performance of this Agreement by Buyer will have been duly authorized prior to the Closing Date by all necessary action on the part of Buyer, and this Agreement will constitute a valid and binding obligation of Buyer enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles.

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Fund be transferred to the New Fund, and that the New Fund assume all liabilities, expenses, costs, charges and reserves of the Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), in exchange for full and fractional shares of the New Fund (“Shares”), and that these Shares be distributed immediately after the Closing (as defined below) by the Fund to its Investors in liquidation and termination of the Fund.  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Fund and the New Fund shall be the obligations, agreements, representations and warranties of the Fund and the New Fund only, and in no event shall any other series of FMI or of Newco or the assets of any other series of FMI or of Newco be held liable with respect to the breach or other default by the Fund or the New Fund, as the case may be, of its obligations, agreements, representations and warranties as set forth herein.  The New Fund is, and will be immediately prior to Closing, a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Fund.  It is intended that the Reorganization (as defined below) described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	PLAN OF REORGANIZATION

          Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.1 (the “Acquired Assets”) to the New Fund, free and clear of all liens and encumbrances (other than as provided for herein), and the New Fund shall assume the Liabilities.  The New Fund shall, as consideration therefor, on the Closing Date, deliver to the Fund, the Shares, the number of which shall be determined by dividing (a) the value of the Acquired Assets, net of the Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one of the Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”).  Immediately following the Closing, the Fund shall distribute the appropriate number of full and fractional Shares to the Investors in liquidation and termination of the Fund, as provided in paragraph 1.3 hereof.  The Agreement and transactions contemplated hereunder for the Fund and the New Fund are hereinafter referred to as the “Reorganization.”

         1.1

(a)  With respect to the Fund, the Acquired Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, commodities, instruments, claims and receivables (including dividend and interest receivables) owned by the Fund, and any prepaid expenses shown as an asset on the Fund’s books on the Closing Date.

(b)  Not less than 10 calendar days before the Closing Date, the Fund will provide the New Fund with a schedule of its assets and its known liabilities, and the New Fund will provide the Fund with a copy of the current investment objective and policies applicable to the New Fund.  In the ordinary course of business, the Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Fund’s assets before the Closing Date and to acquire any additional securities.

1.2The New Fund will assume all of the Liabilities of the Fund.  The New Fund shall not assume any responsibility for any obligation of the Fund to file reports with the Securities and Exchange Commission (the “SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Fund.

1.3Immediately following the Closing, the Fund will distribute the Shares received by the Fund pursuant to the preamble of Section 1 pro rata to its Investors of record determined as of the close of business on the Valuation Date (as defined below) in complete liquidation and termination of the Fund.  The Fund will thereupon proceed to terminate.  The distribution will be accomplished by an instruction, signed by an appropriate officer of FMI, to transfer the Shares then credited to the Fund’s account on the books of the New Fund to open accounts on the books of the New Fund established and maintained by the New Fund’s transfer agent in the names of record of the Fund’s Investors and representing the full and fractional number of shares of the New Fund due each Investor of the Fund.  All issued and outstanding shares of the Fund will be redeemed and cancelled simultaneously therewith on the Fund’s books, and any outstanding share certificates representing interests in the Fund will represent only the right to receive such number of the Shares after the Closing as determined in accordance with the preamble to Section 1.

1.4Following the transfer of assets by the Fund to the New Fund, the assumption of the Liabilities by the New Fund, and the distribution by the Fund of the Shares received by it pursuant to paragraph 1.3, the Fund shall terminate and liquidate.  Any reporting or other responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which the Fund is terminated and liquidated, subject to any reporting or other obligations described in paragraph 4.7.

2.VALUATION

2.1The value of the Acquired Assets shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Fund’s then-current Prospectus and Statement of Additional Information on the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Valuation Date”).  As of the close of business on the Valuation Date, the movement of records and materials of the Fund, and conversion thereof, to the fund accounting and administrative services agent of the New Fund shall commence for completion prior to the Closing Date.

2.2The net asset value of each Share shall be the net asset value per Share computed on the Valuation Date, using the market valuation procedures set forth in the New Fund’s then-current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon, in writing, by the parties.

2.3All computations of value contemplated by this Section 2 shall be made by the Fund’s administrator in accordance with its regular practice as pricing agent.

3.CLOSING AND CLOSING DATE

3.1The Closing for the Reorganization shall take place within 10 business days following satisfaction or waiver of all conditions to Closing set forth in Articles IX and X of that certain Asset Purchase Agreement, dated as of [___________], 2013, by and between Seller and Buyer, and in Sections 6, 7 and 8 of this Agreement, or on such other date, and at such location or locations, as mutually agreed upon in writing by the parties (“Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously, immediately after the close of business on the Closing Date unless otherwise provided.

3.2The New Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Assets have been delivered in proper form to the New Fund as of the Closing Date, and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Fund in conjunction with the delivery of portfolio securities.

3.3Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Fund, accurate appraisal of the value of the net assets of the Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.COVENANTS WITH RESPECT TO THE NEW FUND AND THE FUND

4.1With respect to the Fund, FMI has called or will call a meeting of shareholders of the Fund to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval of the Fund’s liquidating distribution of the Shares contemplated hereby.  Newco, on behalf of the New Fund, shall assist FMI, on behalf of the Fund, in preparing the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with that meeting.  The New Fund has provided or will provide the Fund with necessary or advisable information and disclosure relating to the New Fund for inclusion in the Proxy Materials, with such other information and documents relating to the New Fund as are requested by the Fund and as are reasonably necessary or advisable for the preparation of the Proxy Materials.

4.2FMI, on behalf of the Fund, covenants that the Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3FMI, on behalf of the Fund, will assist the New Fund in obtaining such information as the New Fund reasonably requests concerning the beneficial ownership of shares of the Fund.

4.4Subject to the provisions hereof, Newco, on behalf of the New Fund, and FMI, on behalf of the Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5The Fund shall furnish to the New Fund on the Closing Date, a final statement of the total amount of the Fund’s earnings and profits as of the Closing Date that will be carried over by the New Fund as a result of Section 381 of the Code, and which will be reviewed by PricewaterhouseCoopers LLP and certified by FMI’s Treasurer.

4.6Following the transfer of the Acquired Assets by the Fund to the New Fund and the assumption of the Liabilities in exchange for the Shares, as contemplated herein, FMI, on behalf of the Fund, will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination and liquidation of the Fund in accordance with the laws of the state of Maryland and other applicable requirements.

4.7Newco and FMI will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns (including informational returns), amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

4.8(a) Newco agrees that for a period of three (3) consecutive years after the Closing Date, Newco will maintain the composition of its Board of [Trustees] (the [“Trustees”]) so that at least 75% of the board members of the New Fund or Newco, as applicable, (or any successor) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Buyer or Seller; and (b) Buyer agrees that for a period of two (2) consecutive years after the Closing Date, neither Buyer nor any of its affiliates (or any entity that will act as investment adviser to the New Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the New Fund (or any successor) as a result of the transactions contemplated hereby.

5.REPRESENTATIONS AND WARRANTIES

 5.1      Newco, on behalf of the New Fund, represents and warrants to the Fund as of the date hereof and as of the Closing Date as follows:

(a)  Newco was duly created pursuant to its [Declaration of Trust] by its [Trustees] for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of [Delaware], and the [Declaration of Trust] directs its [Trustees] to manage the affairs of Newco and grants them all powers necessary or desirable to carry out such responsibility;

(b)  Newco is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect, and the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”) is (or will be after their establishment) in full force and effect;

(c)  The New Fund is a duly established series of Newco, a [Delaware statutory trust] duly organized and validly existing under the laws of the State of [Delaware], and has the power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement;

(d)  The information provided by Newco and the New Fund for inclusion in the Proxy Materials with respect to Newco and the New Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)  Newco and the New Fund are not in violation of, and the execution, delivery and performance of this Agreement by Newco for itself and on behalf of the New Fund does not and will not (i) violate the [Declaration of Trust] or Bylaws of Newco, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which Newco or the New Fund is a party or by which their properties or assets are bound;

(f)  Except as previously disclosed in writing to the Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Newco, threatened against Newco, any affiliated entity or its business, the New Fund or any of their properties or assets, which, if adversely determined, would materially and adversely affect Newco or the New Fund’s financial condition or the conduct of their business.  Newco knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the New Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(g)  The New Fund was established by the [Trustees] in order to effect the transactions described in this Agreement.  It being understood that the New Fund was formed solely for the purpose of consummating the Reorganization with the Fund, the Fund will not hold more than a nominal amount of assets necessary to facilitate its organization, will not have any liabilities of a material nature and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Closing Date;

(h)  As of the Closing Date, the New Fund will have no shares of beneficial interest issued and outstanding prior to the consummation of the Reorganization.  On and after the Closing Date, the authorized capital of the New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share.  The Shares to be issued to the Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in the New Fund’s registration statement, non-assessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.  Further, the issuance of the Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws;

(i)  As of the Closing Date, no federal, state or other tax returns of the New Fund will have been required by law to be filed and no federal, state or other taxes will be due by the New Fund; the New Fund will not have been required to pay any assessments; and the New Fund will not have any tax liabilities.  Consequently, as of the Closing Date, the New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)  The New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Closing Date.  Upon filing the income tax return of the New Fund that includes the Closing Date, the New Fund will elect to be taxed as a “regulated investment company” under Section 851 of the Code. The New Fund intends to comply in all material respects with applicable regulations promulgated pursuant to the Internal Revenue Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder;

(k)  The execution, delivery and performance of this Agreement, on behalf of the New Fund, will have been duly authorized prior to the Closing Date by all necessary action on the part of  Newco and the New Fund, and this Agreement will constitute a valid and binding obligation of  Newco and the New Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(l)  At the time of the meeting of the Investors and on the Closing Date, any written information furnished by Newco with respect to the New Fund for use in the Proxy Materials or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

(m)  To the knowledge of Newco, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or [Delaware] law for the execution of this Agreement by Newco, for itself and on behalf of the New Fund, or the performance of the Agreement by Newco for itself and on behalf of the New Fund, except for filing a registration statement on Form N-1A to create the New Fund and register its Shares and such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2  FMI, on behalf of the Fund, represents and warrants to the New Fund as follows:

(a)  FMI was duly created pursuant to its Articles of Incorporation and is validly existing and in good standing under the laws of Maryland.  The Fund is a series of FMI.  FMI is registered as an investment company, classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)  All of the issued and outstanding shares of the Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of the Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and the Fund has no outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

(c)  The Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Fund does not and will not (i) violate the Fund’s Articles of Incorporation or Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Fund is a party or by its properties or assets is bound;

(d)  Except as previously disclosed in writing to the New Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Fund, threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business, FMI knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(e)  The audited financial statements of the Fund as of and for the fiscal year ended September 30, 2012 and the unaudited financial statements for the six-month period ended March 31, 2013 (copies of which have been furnished to the New Fund) fairly present, in all material respects, the Fund’s financial condition as of such date and their results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Fund (contingent or otherwise) known to the  Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(f)  Since the date of the most recent audited financial statements, there has not been any material adverse change with respect to the Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the New Fund, prior to the Closing Date (for the purposes of this subparagraph 5.2(f), neither a decline in the Fund’s net asset value per share nor a decrease in the Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(g)  The Fund has timely filed all federal and other tax returns and reports that are required by law to be filed by the Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Fund have been timely paid, and to the best of the Fund’s knowledge, no such return is currently under audit or been selected for future audit and no assessment for taxes, interest or penalty has been made with respect to any such return.  The Fund is in compliance in all material respects with applicable regulations promulgated pursuant to the Internal Revenue Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, to the reporting of shareholder basis information, and to withholding in respect of dividends and other distributions to shareholders and is not liable for any potential material penalties that could be imposed thereunder;

(h)  The Fund is and was a “fund” (as defined in section 851(g)(2) of the Code, eligible for treatment under section 851(g)(1) of the Code) for each taxable year of its operation (including its current taxable year).  The Fund has met (and for the portion of the taxable year that includes the Closing Date will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has been (and for the portion of the taxable year that includes the Closing Date will be) eligible to and has computed (and for the portion of the taxable year that includes the Closing Date will compute) its federal income tax under section 852 of the Code.  The Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982 that has not been paid in full;

(i)  At the Closing Date, the Fund will have good and marketable title to the Acquired Assets and full right, power and authority to assign, deliver and otherwise transfer the Acquired Assets hereunder, and upon delivery and payment for the Acquired Assets as contemplated herein, the New Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(j)  The execution, delivery and performance of this Agreement on behalf of the Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of FMI, the Board of Directors of FMI and the Fund, and this Agreement will constitute a valid and binding obligation of the Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(k)  At the time of the meeting of the Investors and on the Closing Date, the Proxy Materials: (i) will comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(l)  To the knowledge of FMI, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Fund, or the performance of this Agreement by the Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(m)  The Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND

The obligations of FMI to consummate the Reorganization with respect to the Fund shall be subject to the performance by Newco, on behalf of the New Fund, of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the New Fund:

6.1All representations and warranties of Newco with respect to the New Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2Newco, on behalf of the New Fund, shall have delivered to the Fund at the Closing a certificate executed on behalf of the New Fund by Newco’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Fund and dated as of the Closing Date, to the effect that the representations and warranties of Newco on behalf of the New Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Fund shall reasonably request.

6.3 The Fund shall have received at the Closing an opinion of Godfrey & Kahn, S.C. in a form reasonably satisfactory to the Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)  Newco is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)  the New Fund is a separate portfolio of Newco, which is a [Delaware statutory trust] duly organized, validly existing and in good standing under the laws of the State of [Delaware];

(c)  this Agreement has been duly authorized, executed and delivered by Newco on its behalf and on behalf of the New Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Fund, is a valid and binding obligation of Newco, enforceable against Newco in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)  the Shares to be issued to the Fund and then distributed to the Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the New Fund has any preemptive rights to subscription or purchase in respect thereof;

(e)  to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the New Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

(f)  to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Newco or the New Fund or any of their properties or assets and neither Newco nor the New Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND

The obligations of Newco to consummate the Reorganization with respect to the New Fund shall be subject to the performance by FMI, on behalf of the Fund, of all the obligations to be performed by it hereunder, with respect to the Fund, on or before the Closing Date and, in addition thereto, the following conditions:

7.1All representations and warranties of FMI with respect to the Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2FMI, on behalf of the Fund, shall have delivered to the New Fund at the Closing a certificate executed on behalf of the Fund, by FMI’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the New Fund and dated as of the Closing Date, to the effect that the representations and warranties of the FMI on behalf of the Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the New Funds shall reasonably request.

7.3 The New Fund shall have received at the Closing an opinion of Foley & Lardner LLP in a form reasonably satisfactory to the New Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)  FMI is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)  the Fund is a separate portfolio of FMI, which is a corporation duly created pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of Maryland;

(c)  this Agreement has been duly authorized, executed and delivered by FMI, on behalf of the Fund, and, assuming due authorization, execution and delivery of this Agreement on behalf of the New Fund, is a valid and binding obligation of FMI, enforceable against FMI in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(d)  to the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to the Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

(e)  to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to FMI or the Fund or any of its properties or assets and neither FMI nor the Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business; and

(f)  the shares of the Fund then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Fund has any preemptive rights to subscription or purchase in respect thereof.

7.4The transfer agent to the Fund shall have delivered to the New Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the New Fund and dated as of the Closing Date, to the effect that the shareholder records of the Fund are complete and accurate and as to such other matters as the New Fund shall reasonably request.

7.5The administrator, fund accountant and custodian to the Fund shall have delivered to the New Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the New Fund and dated as of the Closing Date, to the effect that the books and records of the Fund covered by their contracts with the Fund are complete and accurate and as to such other matters as the New Fund shall reasonably request.

7.6The Fund shall arrange to make the Fund’s auditors available to the New Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW FUND AND THE FUND

The obligations of Newco, on behalf of the New Fund, and of FMI, on behalf of the Fund, herein are each subject to the further conditions that on or before the Closing Date with respect to the New Fund and the Fund:

8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of its Articles of Incorporation, laws of Maryland and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the New Fund.

8.2On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Newco, on behalf of the New Fund, or the FMI, on behalf of the Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the New Fund or the Fund.

8.4Newco, on behalf of the New Fund, and the FMI, on behalf of the Fund, shall each have considered the federal income tax treatment of the Reorganization.  The New Fund and the Fund shall have each received an opinion of Foley & Lardner LLP, legal counsel to FMI (“Counsel”), as to the federal income tax consequences mentioned below.  In rendering such opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, and on officers’ certificates and certificates of public officials if Counsel so requests.  The opinion shall be substantially to the effect that for federal income tax purposes:

(a)  the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)  no gain or loss will be recognized by the New Fund upon its receipt of the Acquired Assets in exchange for the Shares and the assumption by the New Fund of the Liabilities of the Fund pursuant to this Agreement;

(c)  the aggregate tax basis of the Acquired Assets transferred by the Fund to the New Fund in the Reorganization will be the same as the aggregate tax basis of such assets in the hands of the Fund immediately prior to the transfer, and the holding periods of the Acquired Assets in the hands of the New Fund will include the periods during which such assets were held by the Fund;

(d)  no gain or loss will be recognized by the Fund upon the transfer of the Acquired Assets to the New Fund in exchange for the Shares and the assumption by the New Fund of the Liabilities of the Fund, or upon the distribution of the Shares by the Fund to its shareholders solely in exchange for such shareholders’ shares of the Fund in complete liquidation and termination of the Fund;

(e)  no gain or loss will be recognized by the Fund’s shareholders upon the receipt of the Shares of the New Fund solely in exchange for such shareholders’ shares of the New Fund in complete liquidation and termination of the Fund;

(f)  the aggregate tax basis of the Shares received by a shareholder of the Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shareholder’s Fund shares immediately before the Reorganization, and the holding period of the Shares will include the period during which such shareholder held shares of the Fund (provided the shareholder held the shares of the Fund as capital assets);

(g)  the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder; and

(h)  the taxable year of the Fund will not end as a result of the Reorganization, and the portion of the taxable year of the Fund before the Reorganization and the portion of the taxable year of the New Fund after the Reorganization will constitute a single taxable year of the New Fund.

9.EXPENSES

Except as may be otherwise provided in the Proxy Materials, the Fund and the New Fund, or their affiliated investment advisors, shall be responsible for payment of any expenses in accordance with the terms of that certain Asset Purchase Agreement, dated [_________], 2013, by and between Seller and Buyer.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer.  The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.   TERMINATION

11.1This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)  FMI, if the conditions set forth in Section 6 are not satisfied as specified in such Section;

(b)  Newco, if the conditions set forth in Section 7 are not satisfied as specified in such Section;

(c)  Either FMI or Newco, if the conditions set forth in Section 8 are not satisfied as specified in such Section; or

(d)  the mutual consent of both parties to this Agreement.

11.2If this Agreement is terminated pursuant to and in accordance with paragraph 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.   AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the FMI, on behalf of the Fund, and officers of the Newco, on behalf of the New Fund; provided, however, that following the meeting of the shareholders of the Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the New Fund to be delivered to the Fund’s Investors under this Agreement to the detriment of the Fund’s Investors, or otherwise materially and adversely affecting the Fund, without the Fund obtaining the Fund’s Investors’ further approval except that nothing in this paragraph 12 shall be construed to prohibit the New Fund and the Fund from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

13.   INDEMNIFICATION

13.1Newco and the New Fund agree to indemnify and hold harmless FMI and the Fund and each of their respective officers and directors against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, insofar as such loss, claim, demand, liability or expense arises out of or is based on any material breach by the New Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  No party shall be entitled to indemnification under this Agreement for any material breach by the New Fund of any of its representations and warranties unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date, except that written notice of any event or circumstance relating to a representation or warranty with respect to taxes must be provided no later than the expiration of the statute of limitations with respect to such taxes.

13.2FMI and the Fund agree to indemnify and hold harmless Newco and the New Fund and each of their respective [trustees] and officers against all losses, claims, demands, liabilities and expenses, including all reasonable legal and other expenses incurred in defending claims or liabilities, insofar as such loss, claim, demand, liability or expense arises out of or is based on any material breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  No party shall be entitled to indemnification under this Agreement for any material breach by the Fund of any of its representations and warranties unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date, except that written notice of any event or circumstance relating to a representation or warranty with respect to taxes must be provided no later than the expiration of the statute of limitations with respect to such taxes.

14.   NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For Seller, on behalf of itself, FMI and the Fund:

Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin 53202
Attention: John S. Brandser
Fax: 414-226-4522

With a copy to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention:    Peter  D. Fetzer
Jason M. Hille
Fax: 414-297-4900

For Buyer, on behalf of itself, Newco and the New Fund:

Broadview Advisors, LLC
330 East Kilbourn Avenue
Suite 1475
Milwaukee, Wisconsin 53202
Attention:  Rick E. Lane
Fax: 414-289-9344

With a copy to:

Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
Attention:     Carol A. Gehl
Christopher M. Cahlamer
Fax: 414-273-5198

15.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

15.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws provisions.

15.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of FMI personally, but shall bind only FMI property of the Fund.  The execution and delivery of this Agreement have been authorized by the board of directors of FMI, on behalf of the Fund, and signed by authorized officers of the FMI, acting as such. Neither the authorization by the board of directors of FMI nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the FMI property of the Fund.

15.6It is expressly agreed that the obligations of the New Fund hereunder shall not be binding upon any of the [trustees], shareholders, nominees, officers, agents, or employees of Newco personally, but shall bind only Newco property of the New Fund.  The execution and delivery of this Agreement have been authorized by the [Trustees] of Newco, on behalf of the New Fund, and signed by authorized officers of Newco, acting as such. Neither the authorization by the [Trustees] of Newco nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Newco property of the New Fund.

***

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Broadview Funds Trust, for itself and on  FMI Funds, Inc., for itself and on behalf of behalf of the Broadview Opportunity Fundthe FMI Focus Fund

[NAME]	[NAME]
[POSITION]	[POSITION]

Broadview Advisors, LLC, solely for	Fiduciary Management, Inc., solely for
purposes of paragraph 9	purposes of paragraph 9

[NAME]	[NAME]
[POSITION]	[POSITION]

[Signature page to Agreement and Plan of Reorganization]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-800-761-6523 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	12345678910

FMI Focus Fund

A series of FMI Funds, Inc.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2013

The undersigned constitutes and appoints Ted D. Kellner and John S. Brandser, and each of them singularly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the FMI Focus Fund held of record by the undersigned on October 2, 2013, as designated below, at the Special Meeting of Shareholders of the FMI Focus Fund at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Monday, November 25, 2013, at 10:00 a.m. (Central Time), and at any adjournments or postponements thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-761-6523.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 25, 2013.  The proxy statement for this meeting is available at:

http://www.fiduciarymgt.com/fmifunds/2013proxy/specialmeeting

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FMI Focus Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Directors of FMI Funds, Inc.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF FMI FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	AGAINST	ABSTAIN

1.
Approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the FMI Focus Fund to the Broadview Opportunity Fund, a newly formed series of Broadview Funds Trust, in exchange for shares of the Broadview Opportunity Fund; and (b) the distribution of the shares of the Broadview Opportunity Fund pro rata by the FMI Focus Fund to its shareholders in complete liquidation of the FMI Focus Fund.
	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]